Exhibit 10.25

ENDURANCE INTERNATIONAL GROUP HOLDINGS, INC.

Restricted Stock Agreement and Acknowledgement

This Restricted Stock Agreement and Acknowledgement (this “Agreement”) is made effective as of [—], 2013 (the “Effective Date”), among Endurance International Group Holdings, Inc., a Delaware corporation (the “Company”), WP Expedition Topco L.P., a Delaware limited partnership (the “Partnership”), and the party set forth on the signature page hereto (the “Holder”).

WHEREAS, the Holder is a party to that certain Agreement of Limited Partnership, dated as of November 7, 2012, among WP Expedition Management LLC (the “General Partner”), the Holder and the other parties thereto (the “Partnership Agreement”), and the Holder is a limited partner of the Partnership;

WHEREAS, the Holder holds a number of Class B-1 Units and/or Class B-2 Units (each, as defined in the Partnership Agreement and, collectively, the “Class B Units”) of the Partnership, as set forth on Schedule A attached hereto, which such Class B Units were issued pursuant to the Partnership Agreement and/or one or more unit grant agreements;

WHEREAS, effective prior to or substantially concurrent with the time of effectiveness (the “Effective Time”) of the Company’s Registration Statement on Form S-1 (the “Registration Statement”) related to the Company’s proposed initial public offering (the “IPO”) of the Company’s common stock, $0.0001 par value per share (“Common Stock”), under the Securities Act of 1933, as amended (the “Securities Act”), (i) the vesting schedules for the Holder’s Class B Units shall be modified such that the vesting schedules applicable to the Holder’s Class B-1 Units shall apply to the Holder’s Class B-2 Units as if such Class B-2 Units were originally granted as Class B-1 Units, and (ii) the Partnership will liquidate, dissolve and distribute shares of Common Stock to the Holder in accordance with Section 4.01 of the Partnership Agreement with an equivalent value based on the IPO Price (as defined below) with the result that all of the Holder’s Class B Units will be cancelled, and the shares of Common Stock will be subject to the same remaining vesting schedule applicable to the Holder’s Class B Units immediately prior to such distribution of shares of Common Stock but after the modification of the vesting schedule described in clause (i) of this recital, as set forth herein (the “Distribution”); and

WHEREAS, the Holder, the Company and limited partners of the Partnership will enter into a stockholders agreement that will become effective upon the closing of the IPO (the “Stockholders Agreement”) and, among other things, sets forth agreements among the parties thereto with respect to certain corporate governance matters and restrictions on the issuance or transfer of shares of Common Stock by the Company.

NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms have the following meanings:

(a) “Affiliate” means, with respect to any Person, any other Person that directly or indirectly Controls, is Controlled by, or is under common Control with, such Person; provided, that the Holder shall not be deemed an Affiliate of the Company or any of its Subsidiaries or parent entities for purposes of this Agreement.

(b) “Cause” means (i) for any Holder party to an effective employment, consulting or similar agreement that contains a definition of “cause” or similar term, such definition, and (ii) for any other Holder, (1) a failure of the Holder to perform his or her duties (other than as a result of physical or mental illness or injury); (2) the Holder’s willful misconduct or gross negligence which is injurious to the Company or any of its Affiliates (whether financially, reputationally or otherwise); (3) the Holder’s breach of his or her fiduciary duty, including duty of loyalty, to the Company and its Affiliates; (4) the Holder’s unauthorized removal from the premises of the Company or any of its Affiliates of any document (in any medium or form) relating to the Company or any of its Affiliates or the customers of the Company or any of their Affiliates (but only if such removal is reasonably expected to be materially injurious to the Company); (5) the commission by the Holder of any felony or the commission by the Holder of other serious crime involving moral turpitude or (6) the Holder’s commission of a breach of any of the restrictive covenants contained herein or in any other employment-related agreement between the Company and the Holder (a “Breach”). If, within the three (3) month period immediately following a Holder’s Termination Date, it is discovered that such Holder’s Services could have been terminated for Cause, as such term is defined above, or if the Holder commits a Breach, the Holder’s Services shall, at the election of the Board, be deemed to have been terminated for Cause retroactively to the date of the events giving rise to Cause occurred.

(c) “Change in Control Event” shall mean the occurrence of one or more of the following events:

(i) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, and amended (the “Exchange Act”)) (a “Specified Person”) of beneficial ownership of any capital stock of the Company if, after such acquisition, such Specified Person beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act) 50% or more of either (x) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control Event: (I) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Specified Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company) or (II) any acquisition by any corporation pursuant to a Business Combination (as defined below) which complies with clauses (x) and (y) of subsection (iii) of this definition; or

(ii) a change in the composition of the Board that results in the Continuing Directors (as defined below) no longer constituting a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term “Continuing Director” means at any date a member of the Board (x) who was a member of the Board on the date of the initial adoption of the Plan by the Board or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

(iii) the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the “Acquiring Corporation”) in substantially the same proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, immediately prior to such Business Combination and (y) no Specified Person (excluding any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 50% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or

(iv) the liquidation or dissolution of the Company.

(d) “Company Employee” means an employee, director, service provider or consultant of or for the Company or any of its Subsidiaries.

(e) “Competing Business” means, with respect to the Holder, any business engaged in a line of business in which the Company or its Subsidiaries are engaged as of, or has plans to become engaged within the six-month period immediately following, the Termination Date.

(f) “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and “Controlled” has a correlative meaning.

(g) “Good Reason” means (i) for any Holder party to an employment, consulting or similar agreement that contains a definition of “good reason” or similar term, such definition, and (ii) for any other Holder, the occurrence of any of the following without such Holder’s prior written consent:

(i) a material diminution in the Holder’s duties and responsibilities other than a change in the Holder’s duties and responsibilities that results from becoming part of a larger organization following a Change in Control Event;

(ii) a material decrease in the Holder’s base salary; or

(iii) a relocation of the Holder’s primary work location such that his or her daily commute is increased by more than 75 miles;

provided that, within thirty days following the occurrence of any of the events set forth herein, the Holder shall have delivered written notice to the Board of his intention to terminate his Services for Good Reason, which notice specifies in reasonable detail the circumstances claimed to give rise to the Holder’s right to terminate Services for Good Reason, and the Company shall not have cured such circumstances within sixty days following the Board’s receipt of such notice.

(h) “GS Limited Partners” means, collectively, GS Capital Partners VI Fund, L.P., GS Capital Partners VI Parallel, L.P., GS Capital Partners VI Offshore Fund, L.P., GS Capital Partners VI GmbH & Co. KG, MBD 2011 Holdings, L.P., Bridge Street 2011, L.P., Bridge Street 2011 Offshore, L.P. and their respective Affiliates that are limited partners in the Partnership.

(i) “Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or any other entity.

(j) “Restricted Period” means the period beginning on the Termination Date and ending on the two-year anniversary of the Termination Date.

(k) “Services” means the provision of services to the Company or any of its Subsidiaries as an employee, director or independent contractor for the Company or any of its Subsidiaries.

(l) “Sponsor” means either (i) the WP Limited Partners together or (ii) the GS Limited Partners together.

(m) “Subsidiary” of any Person means any Person (i) of which a majority of the outstanding voting securities or other voting equity interests are owned, directly or indirectly,

by such first Person or by any Subsidiary of such first Person, (ii) with respect to which such first Person or any of its Subsidiaries is a general partner or managing member or is allocated or has the right to be allocated (through partnership interests or otherwise) a majority of such second Person’s gains or losses.

(n) “Termination Date” means the date on which the Holder ceases to provide Services.

(o) “WP Limited Partners” means, collectively, Warburg Pincus Private Equity X, L.P., Warburg Pincus X Partners, L.P., WP Expedition Co-Invest L.P. and their respective Affiliates that are limited partners of the Partnership.

2. Restricted Shares.

(a) Subject to the terms and conditions set forth in this Agreement, effective as of the Effective Time, the Company and the Partnership will cause the Class B Units to be cancelled and cease to be issued and outstanding, and in distribution therefor, the Partnership will transfer to the Holder those number of vested shares of Common Stock (the “Vested Shares”) and unvested shares of Common Stock (the “Unvested Shares” and, together with the Vested Shares, the “Restricted Shares”) as set forth on Schedule A attached hereto.

(b) The number of Restricted Shares shall be calculated by the General Partner, in its sole discretion, based on the price at which Common Stock is sold to the public in the IPO (the “IPO Price”) and the relative rights, preferences and priorities applicable to the Class B Units under the Partnership Agreement immediately prior to the Distribution.

(c) No fractional shares of Common Stock shall be transferred with respect to the cancellation of the Class B Units and distribution of shares of Common Stock. In lieu of any fractional Restricted Shares to which the Holder would otherwise be entitled, whether Vested Shares or Unvested Shares, the Company, on behalf of the Partnership, shall pay cash equal to such fraction multiplied by the IPO Price.

(d) The Restricted Shares will initially be recorded by the Company in book entry only form in the name of the Holder. Following the vesting of any Restricted Shares pursuant to Section 3 below, the Company shall, if requested by the Holder, issue and deliver to the Holder a certificate representing the Vested Shares. The Holder agrees that the Restricted Shares shall be subject to the forfeiture provisions set forth in Section 4 of this Agreement and the restrictions on transfer set forth in Section 5 of this Agreement.

3. Vesting. The Vested Shares shall not be subject to any forfeiture restrictions. The Unvested Shares shall vest in accordance with Schedule A attached hereto. If, within the one-year period following a Change in Control Event, the Services of the Holder are terminated by the Company without Cause or by the Holder for Good Reason, then any remaining Unvested Shares shall become Vested Shares as of the Termination Date.

4. Forfeiture of Unvested Restricted Shares Upon Employment Termination. Except as set forth in Section 3 above, in the event that the Holder ceases to provide Services to the Company or any of its Subsidiaries (each such entity, a “Participating Entity”) for any reason or no reason, with or without Cause, all of the Restricted Shares that are unvested as of the Termination Date shall be forfeited immediately and automatically to the Company, without the payment of any consideration to the Holder, effective as of the Termination Date. The Holder shall have no further rights with respect to any Restricted Shares that are so forfeited. If the Holder provides Services to a Participating Entity, any references in this Agreement to the provision of Services to the Company shall instead be deemed to refer to the provision of Services to such Participating Entity.

5. Restrictions on Transfer. The Holder shall not sell, assign, transfer, pledge, hypothecate or otherwise encumber, by operation of law or otherwise (collectively “transfer”) any Restricted Shares, or any interest therein, until such Restricted Shares have vested, except that the Holder may transfer such Restricted Shares to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Holder and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), for the registration of the sale of the Restricted Shares to such proposed transferee, provided that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to the transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of this Agreement. The Company shall not be required to (i) transfer on its books any of the Restricted Shares which have been transferred in violation of any of the provisions of this Agreement or (ii) treat as owner of such Restricted Shares or to pay dividends to any transferee to whom such Restricted Shares have been transferred in violation of any of the provisions of this Agreement.

6. Restrictive Legends. The book entry account reflecting the issuance of the Restricted Shares in the name of the Holder shall bear a legend or other notation upon substantially the following terms:

“THESE SHARES OF STOCK ARE SUBJECT TO FORFEITURE PROVISIONS AND RESTRICTIONS ON TRANSFER SET FORTH IN A CERTAIN RESTRICTED STOCK AGREEMENT AND ACKNOWLEDGMENT (THE “AGREEMENT”) BETWEEN THE CORPORATION AND THE REGISTERED OWNER OF THESE SHARES (OR HIS, HER OR ITS PREDECESSOR IN INTEREST), AND SUCH AGREEMENT IS AVAILABLE FOR INSPECTION WITHOUT CHARGE AT THE OFFICE OF THE SECRETARY OF THE CORPORATION.”

7. Rights as a Stockholder. Except as otherwise provided in this Agreement, for so long as the Holder is the registered owner of the Restricted Shares, the Holder shall have all rights as a stockholder with respect to the Restricted Shares, whether vested or unvested, including, without limitation, rights to vote the Restricted Shares and act in respect of the Restricted Shares at any meeting of stockholders; provided that the payment of dividends on unvested Restricted Shares shall be deferred until such time as the shares vest.

8. Tax Matters.

(a) Section 83(b) Election; Acknowledgments.

(i) Within 10 days after the Effective Time, the Holder shall provide the Company with a copy of a completed election under Section 83(b) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (the “Code”) in the form of Exhibit I attached hereto. The Holder shall timely file (within 30 days after the Effective Time, via certified mail, return receipt requested) such election with the Internal Revenue Service, and thereafter shall certify to the Company that the Holder has made such timely filing and furnish a copy of such filing to the Company. IN FURTHERANCE, AND NOT IN LIMITATION OF THE FOREGOING, THE HOLDER ACKNOWLEDGES THAT IT IS SOLELY THE HOLDER’S RESPONSIBILITY AND NOT THE COMPANY’S RESPONSIBILITY TO FILE TIMELY THE ELECTION UNDER SECTION 83(B) OF THE CODE, EVEN IF THE HOLDER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE HOLDER’S BEHALF.

(ii) The Holder acknowledges that he or she is responsible for obtaining the advice of the Holder’s own tax advisors with respect to the Distribution and the acquisition of the Restricted Shares, and the Holder is relying solely on such advisors and not on any statements or representations of the Company or any of its agents with respect to the tax consequences relating to the Distribution or the Restricted Shares, including, without limitation, the consequences of a Section 83(b) election, as well as the receipt, vesting, holding and sale of the Restricted Shares. The Holder understands that the Holder (and not the Company) shall be responsible for the Holder’s tax liability that may arise in connection with Distribution and the acquisition, vesting and/or disposition of the Restricted Shares.

(b) Withholding. The Holder may be required to pay to the Company or any of its Affiliates, and the Company shall have the right and is hereby authorized to withhold, any applicable withholding taxes in respect of the Restricted Shares, their grant or vesting or any payment or transfer with respect to the Restricted Shares at the minimum applicable statutory rates, and to take such action as may be necessary in the opinion of the Board of Directors of the Company (the “Board”) or any one or more committees or subcommittees of the Board, as such may be designated by the Board from time to time, to satisfy all obligations for the payment of such withholding taxes.

9. Agreement in Connection with Initial Public Offering. The Holder agrees, in connection with the IPO, (i) not to (a) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any other securities of the Company convertible into or exercisable or exchangeable for shares of Common Stock or (b) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of shares of Common Stock or other securities of the Company, whether any transaction described in clause (a) or (b) is to be settled by delivery of securities, in cash or otherwise, during the period beginning on the date of the filing of the Registration Statement with the Securities and Exchange Commission and ending 180 days after the date of the final prospectus relating to the

IPO (plus up to an additional 34 days to the extent requested by the managing underwriters for the IPO in order to address Rule 2711(f) of the National Association of Securities Dealers, Inc. or any similar successor provision), and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering. The Company may impose stop-transfer instructions with respect to the shares of Common Stock or other securities subject to the foregoing restriction until the end of the “lock-up” period.

10. Adjustments for Stock Splits, Stock Dividends, etc.

(a) If from time to time there is any stock split, stock dividend, stock distribution or other reclassification of the Common Stock of the Company, any and all new, substituted or additional securities to which the Holder is entitled by reason of his, her or its ownership of the Restricted Shares shall be immediately subject to the purchase options, the restrictions on transfer and the other provisions of this Agreement in the same manner and to the same extent as the Restricted Shares.

(b) Upon the occurrence of any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction, the repurchase and other rights of the Company hereunder shall inure to the benefit of the Company’s successor and shall apply to the cash, securities or other property which the Restricted Shares were converted into or exchanged for pursuant to such transaction in the same manner and to the same extent as they applied to the Restricted Shares under this Agreement. If, in connection with such a transaction, a portion of the cash, securities and/or other property received upon the conversion or exchange of the Restricted Shares is to be placed into escrow to secure indemnification or similar obligations, the mix between the vested and unvested portion of such cash, securities and/or other property that is placed into escrow shall be the same as the mix between the vested and unvested portion of such cash, securities and/or other property that is not subject to escrow.

11. Restrictive Covenants.

(a) The restrictive covenants contained in this Section 11 shall only apply to the Holder to the extent the Holder provides, or has in the past provided, Services; provided that (i) the restrictive covenants contained in this Section 11 shall not apply to the extent the Holder is a party to an employment or consulting agreement with the Company or any of its Affiliates that is effective as of the date of this Agreement and that contains restrictive covenants, in which case the restrictive covenants in such agreement shall control, and (ii) the restrictive covenants set forth in Sections 11(b), 11(c)(i) and 11(c)(ii) below shall not apply to the Holder if the Holder’s principal place of the provision of Services is located in the State of California.

(b) Non-Competition.

(i) The Holder hereby acknowledges and recognizes the highly competitive nature of the businesses of the Company and its Affiliates and accordingly agrees that during the period in which he or she provides Services and the Restricted Period, the Holder will not directly or indirectly become an employee, director, or independent contractor of, or a consultant to, or perform any Services for, or acquire any financial interest in, any Person engaging in a Competing Business.

(ii) Notwithstanding anything to the contrary in this Agreement, the Holder may: (A) directly or indirectly own, solely as an investment, securities of any Person engaged in a Competing Business which are publicly traded on a national or regional stock exchange or on the over-the-counter market if the Holder (1) is not a controlling person of, or a member of a group which controls, such person and (2) does not, directly or indirectly, own one percent (1%) or more of any class of securities of such Person (excluding any interest the Holder owns through a mutual fund, private equity fund or other pooled account); and (B) provide Services for a Subsidiary or division of a Person that is engaged in a Competing Business as long as such Subsidiary or division (1) is not itself engaged in a Competing Business and (2) does not, and the Holder does not, provide any Services to the Person that is engaged in a Competing Business that relate (directly or indirectly) to such Competing Business.

(c) Non-Solicitation. During the period in which he or she provides Services and the Restricted Period, the Holder will not, whether on the Holder’s own behalf or on behalf of or in conjunction with any person, company, business entity or other organization whatsoever, solicit or hire, or attempt to solicit or hire:

(i) any customer or supplier of the Company or any of its Affiliates in connection with any business activity that then competes with the Company or such Affiliate(s) or to terminate or alter in a manner adverse to the Company or such Affiliate(s) such customer’s or supplier’s relationship with the Company or such Affiliate(s);

(ii) any investor or limited partner in the Sponsor (to the extent known to the Holder as such); or

(iii) any Company Employee or individual who was a Company Employee within the six-month period immediately prior to the Termination Date to terminate or otherwise alter his or her employment with, and/or provision of Services for, the Company or its Affiliates.

(d) Confidentiality.

(i) The Holder hereby agrees that, during the period in which he or she provides Services and thereafter, other than in the proper performance of his or her duties for the Company and its Affiliates, he or she will hold in strict confidence any proprietary information or Confidential Information related to the Company or any of its Affiliates. For purposes of this Agreement, the term “Confidential Information” shall mean all information of the Company or any of its Affiliates (in whatever form) which is not generally known to the public, including without limitation any inventions, processes, methods of distribution, customer lists or customers’ or trade secrets, provided that Confidential Information shall not include (i) information the Holder is required to disclose by applicable law, regulation or legal process so long as the Holder notifies the Company promptly (it being understood that “promptly” shall mean “prior to” unless prior notice is not possible, in which case “promptly” shall mean as soon as practicable following) of the Holder’s obligation to disclose Confidential Information by applicable law, regulation or legal process and cooperates with the Company to limit the extent of such disclosure or (ii) any information that is or becomes publicly known through no fault of the Holder.

(ii) The Holder hereby agrees that, as of his or her Termination Date, whether at the insistence of the Holder or the Company, and regardless of the reasons therefor, he or she will deliver to the Company, and not keep or deliver to anyone else, any and all notes, files, memoranda, papers and, in general, any and all physical and electronic matter containing Confidential Information, including any and all documents significant to the conduct of the business of the Company or any Subsidiary or Affiliate of the Company which are in his or her possession, except for any documents for which the Company or any Subsidiary or Affiliate of the Company has given written consent to removal as of the Termination Date.

(e) Non-Disparagement. The Holder hereby agrees that he or she will not, any time during the period in which he or she provides Services and thereafter, directly or indirectly, disparage (i) the Company, any Sponsor or their respective Affiliates, (ii) the business, property or assets of the Company or its Affiliates, or (iii) any of the former, current or future officers, directors, employees or shareholders of the Company or its Affiliates. Nothing in this Section 11(e) shall be construed to limit the ability of the Holder to give truthful testimony pursuant to valid legal process, including but not limited to, a subpoena, court order or a government investigative matter.

(f) Injunctive Relief. It is impossible to measure in money the damages that will accrue to the Company or any of its Affiliates in the event that the Holder breaches any of the provisions of this Section 11. In the event that the Holder breaches any such provision, the Company or any of its Affiliates shall be entitled to seek an injunction restraining the Holder from violating such provision (without posting any bond). If the Company or any of its Affiliates shall institute any action or proceeding to enforce any such provision, the Holder hereby waives the claim or defense that the Company or any of its Affiliates has an adequate remedy at law and agrees not to assert in any such action or proceeding the claim or defense that the Company or any of its Affiliates has an adequate remedy at law. The foregoing shall not prejudice the Company’s or any of its Affiliates’ other rights or remedies under applicable law or equity.

12. Miscellaneous.

(a) Further Acknowledgements and Agreements. Except as otherwise set forth herein, this Agreement and the Restricted Shares shall be subject to the terms and conditions set forth in the Stockholders Agreement. The Holder acknowledges that the Restricted Shares have not been registered under the Securities Act, and accordingly, may not be sold or transferred except pursuant to an effective registration statement under the Securities Act or pursuant to an applicable exemption therefrom. The Holder hereby further acknowledges and agrees that:

(i) he or she has read this Agreement and understands the terms and conditions of this Agreement;

(ii) upon consummation of the Distribution, the Holder will (A) no longer hold any Class B Units, (B) no longer be a Limited Partner (as defined in the Partnership Agreement) and (C) will have no surviving rights under the governing documents of the Partnership, including, without limitation, the Partnership Agreement; and

(iii) this Agreement, together with any other equity of the Company received in connection with the Distribution, are in replacement of, and supersede in all respects, the Class B Units.

(b) Waiver; Amendment. The Board or any one or more committees or subcommittees of the Board, as such may be designated by the Board from time to time, may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate this Agreement, but no such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination shall materially adversely affect the rights of the participant hereunder without the consent of the Holder. Notwithstanding anything to the contrary in this Agreement, the Company may amend and update the number of Restricted Shares set forth on Schedule A attached hereto prior to or following the effective date of the IPO based on the IPO Price.

(c) Cooperation. Upon the vesting of any Unvested Shares, the Holder will make or enter into such written representations, warranties and agreements as the Board or any one or more committees or subcommittees of the Board, as such may be designated by the Board from time to time, may reasonably request in order to comply with applicable securities laws or this Agreement. The Holder hereby further agrees to cooperate with the Company in taking any action reasonably necessary or advisable to consummate the transactions contemplated by this Agreement.

(d) No Right to Continued Service. The Holder acknowledges and agrees that, notwithstanding the fact that the vesting of the Restricted Shares is contingent upon his or her continued Service by the Company, this Agreement does not constitute an express or implied promise of continued Service or confer upon the Holder any rights with respect to continued Service by the Company.

(e) Notices. Any notice necessary under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to the Holder at the address set forth on the signature page attached hereto or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

(f) Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware, without regard to any applicable conflicts of law provisions.

[Signature page follows.]

IN WITNESS WHEREOF, effective as of the Effective Date, the Holder acknowledges and accepts the terms of this Agreement.

HOLDER:

[Name]

Address:
[Street Address]
[City, State Zip]
[Facsimile]
[E-mail]

Acknowledged and confirmed by:

ENDURANCE INTERNATIONAL GROUP HOLDINGS, INC.

By:
Name:
Title:

WP EXPEDITION TOPCO L.P.

By:
Name:
Title:

[Signature Page to Restricted Stock Agreement

and Acknowledgement]

Schedule A

Class B Units			Restricted Shares(1)
Class of Units	Number of Vested Units	Number of Unvested Units	Number of Vested Shares	Number of Unvested Shares
Class B-1 Units
Class B-2 Units

(1)	The Company shall specify the number of Restricted Shares promptly following the pricing of the IPO.

Vesting Terms

[To be inserted for each Holder.]

A-1

Exhibit I

Form of Section 83(b) Election

(see attached)

Election to Include Value of Restricted Property in Gross Income in

Year of Transfer Pursuant to Section 83(b) of the Internal Revenue Code

The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to the property described below and supplies the following information in accordance with Treas. Reg. § 1.83-2:

The name, address, and taxpayer identification number of the undersigned are:

[Name]

[Address]

[City, State Zip]

Taxpayer identification number: [Social Security Number]

A description of the property with respect to which this election is being made is as follows:

[insert number of unvested shares of common stock] shares of Common Stock, $0.00001 par value per share, of Endurance International Group Holdings, Inc., a Delaware corporation (the “Company”).

The date on which the property was transferred or the date on which the restrictions on such property were imposed, whichever is later, and the taxable year for which this election is being made are as follows:

Date of transfer or the date on which the restrictions were imposed: [Insert effective date of IPO], 2013

Taxable year: calendar year 2013

The nature of the restrictions to which the property is subject is as follows:

The property is subject to vesting provisions and may be forfeited under the terms of a restricted stock agreement executed between the undersigned and the Company.

The fair market value of the property at the time of the transfer or the date on which the restrictions on such property were imposed, whichever is later, (determined without regard to any lapse restriction, as defined in Treas. Reg. § 1.83-3(i)) is:

The fair market value of the property at the time of the transfer with respect to which this election is made is [Insert aggregate FMV of all shares of unvested common stock based on IPO price to public], equal to the fair market value of [Insert FMV of unvested common stock on a per share basis based on IPO price to public] per share of Common Stock of the Company.

The amount paid for the property by the undersigned is:

$[Insert aggregate FMV of all unvested shares of common stock based on IPO price to public], equal to the fair market value of [Insert aggregate FMV of all unvested shares of common stock (based on IPO price to public_ divided by number of unvested Class B units exchanged therefor] per Class B Unit of WP Expedition Topco L.P..

In accordance with Treas. Reg. § 1.83-2(d) & (e)(7), a copy of this statement has been furnished to the Company.

Dated: [ ], 2013	[ ]
Name:[ ]